UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2008

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 West Long Lake Road, Suite 601 Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (248) 519-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 19, 2008, Noble International, Ltd. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with ArcelorMittal S.A. (“ArcelorMittal”) pursuant to which ArcelorMittal agreed to provide subordinated debt financing to the Company in the form of a convertible subordinated loan in the principal amount of $50 million (the “Convertible Loan”).

The Convertible Loan transaction closed on March 20, 2008, and the Convertible Loan is evidenced by a Convertible Subordinated Note dated March 20, 2008 that matures on March 20, 2013 (the “Convertible Note”).

The Convertible Note is convertible into shares of the Company’s common stock (the “Common Stock”), in whole or in part, from time to time until March 13, 2013. The Convertible Note initially is convertible into shares of Common Stock at $15.75 per share, a price equal to a 25% premium over the simple average of each trading day’s volume-weighted average price (“Average Price”) from and including January 15, 2008 to and including February 15, 2008 (the “Initial Conversion Price”), subject to adjustment as follows. On each of June 30, September 30, and December 31, 2008 and March 31, 2009 (each, a “Reset Date”), the conversion price will adjust to the lower of (i) the conversion price in effect at such Reset Date and (ii) a 30% premium over the Average Price for the 30 days ending on the last trading day immediately preceding such Reset Date (but not below a 30% premium over an Average Price of $8.00, i.e., $10.40 per share); provided that, in the absence of approval by the Company’s stockholders, in no event will the number of shares issuable upon conversion exceed 20% of the Company’s outstanding shares on March 20, 2008, the date of disbursement of the loan. Accordingly, partial conversions of the Convertible Note are permitted. The conversion price also is subject to adjustment, from time to time, in certain events, including upon any stock split, stock dividend, recapitalization or otherwise, or the issuance of shares of Common Stock or options or other securities convertible into or exchangeable for shares of Common Stock at a price per share, or a conversion or exchange price per share, less than the conversion price of the Convertible Note then in effect. Upon conversion, the amount to be converted also will include accrued and unpaid interest, if any, and late charges, if any, with respect to the principal and interest converted.

Pursuant to the Securities Purchase Agreement, the Company has agreed: (a) at the next annual meeting of the Company’s stockholders, to submit for approval a proposal to allow the issuance of the shares upon conversion in accordance with NASDAQ Marketplace Rule 4350(i) and to use its best efforts to solicit its stockholders’ approval of such issuance and to cause its Board of Directors to recommend to the stockholders that they approve such proposal; (b) to avail itself of the “controlled company” exemption regarding corporate governance requirements under the NASDAQ listing requirements at any time that ArcelorMittal’s beneficial ownership (including shares held by ArcelorMittal’s affiliates) exceeds 50% of the outstanding shares of Common Stock; and (c) promptly following the designation by ArcelorMittal of nominees to serve on the Company’s Board of Directors and board committees (the “Nominees”), to use its best efforts to cause the Nominees to be duly elected to fill vacancies on the Board of Directors in accordance with the Standstill and Stockholder Agreement, as amended by the Agreement and Waiver referred to below.

In connection with the closing under the Securities Purchase Agreement, the Company, ArcelorMittal and Mr. Skandalaris also entered into an Agreement and Waiver which waived the applicability to ArcelorMittal of the standstill provisions and other provisions of the Standstill and Stockholders Agreement. The Company, ArcelorMittal and Mr. Skandalaris also entered into a First Amendment to Registration Rights Agreement (the “Amendment to Registration Rights Agreement”), which amended the Registration Rights Agreement, dated August 31, 2007, to provide that the Convertible Note and the shares issuable upon its conversion are included as securities that ArcelorMittal may require the Company to register.

The foregoing summary is qualified in its entirety by reference to the full text of (i) the Securities Purchase Agreement filed as Exhibit 10.1 hereto, (ii) the Convertible Note filed as Exhibit 4.1 hereto, (iii) the Agreement and Waiver filed as Exhibit 10.3 hereto, and (iv) the Amendment to Registration Rights Agreement filed as Exhibit 10.2 hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The closing under the Securities Purchase Agreement occurred on March 20, 2008 and the Company issued the $50 million principal amount Convertible Note to ArcelorMittal on that date. A summary of the terms of the Convertible Note are provided under Item 1.01 of this report and is incorporated herein by reference. The summary is qualified in its entirety by reference to the Convertible Note itself, which is included as Exhibit 4.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On March 20, 2008, the Company issued a press release in connection with the closing of the $50 million principal amount Convertible Loan transaction with ArcelorMittal. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

4.1	$50 million principal amount Convertible Subordinated Note dated as of March 20, 2008 issued by Noble International, Ltd.

10.1	Securities Purchase Agreement, dated as of March 19, 2008, by and between Noble International, Ltd. and ArcelorMittal S.A.

10.2	First Amendment to Registration Rights Agreement, dated as of March 20, 2008, by and among Noble International, Ltd., ArcelorMittal S.A., and Robert J. Skandalaris

10.3	Agreement and Waiver, dated as of March 20, 2008, by and among Noble International, Ltd., ArcelorMittal S.A., and Robert J. Skandalaris

99.1	Press Release issued by Noble International Ltd. on March 20, 2008

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD.,
a Delaware corporation
(registrant)

By:	/s/ David J. Fallon
David J. Fallon
Chief Financial Officer

March 20, 2008

EXHIBIT INDEX

No.	Description of Exhibit
4.1	$50 million principal amount Convertible Subordinated Note dated as of March 20, 2008 issued by Noble International, Ltd.

10.1	Securities Purchase Agreement, dated as of March 19, 2008, by and between Noble International, Ltd. and ArcelorMittal S.A.

10.2	First Amendment to Registration Rights Agreement, dated as of March 20, 2008, by and among Noble International, Ltd., ArcelorMittal S.A., and Robert J. Skandalaris

10.3	Agreement and Waiver, dated as of March 20, 2008, by and among Noble International, Ltd., ArcelorMittal S.A., and Robert J. Skandalaris

99.1	Press Release issued by Noble International Ltd. on March 20, 2008